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                            ________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                            ________________________

Date of Report (Date of earliest event reported) April 16, 2004
                                                 -----------------

                              Galaxy Minerals, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Florida
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                 (State or other jurisdiction of incorporation)

        333-95549                                          65-0974212
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(Commission File Number)                       (IRS Employer Identification No.)

500 Park Avenue, Suite 203, Lake Villa, Illinois            60046
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (847) 265-7600
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         The assets of Yellow Jacket Finance Limited include a 51% interest in 52 mining claims covering in aggregate 1,040 acres in Santa Cruz County, Arizona, to which Yellow Jacket Finance Limited has a contractual right pursuant to the Memorandum of Joint Venture Agreement Relating To Yellow Jacket Mines and Adjoining Areas (Arizona, USA) By and Between Yellow Jacket Finance, a BVI corporation, Stealth Enterprises, Inc., and Illinois corporation and Oro Blanco Mining, LLC., a Nevada limited liability corporation entered into in February, 2003.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)(b) Unaudited financial statements for Yellow Jacket Finance Limited as of March 31, 2004.*

         (c) EXHIBITS.

          2.  Agreement and Plan of Reorganization

                  2.1 Agreement and Plan of Reorganization dated as of April 16, 2004, between the Company and YJF.*

         10.      Material Contracts

                  10.1 Memorandum of Joint Venture Agreement dated as of February, 2003 by and between Yellow Jacket Finance Limited, Stealth Enterprises, Inc. and Oro Blanco Mining, LLC.


__________________________________________
* Previously filed on Form 8-K



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2004                Galaxy Minerals, Inc.

                                     By: /S/ RICHARD N. JOBLING
                                         -------------------------------------
                                         RICHARD N. JOBLING
                                         Chief Executive Officer and
                                         Chief Financial Officer

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